Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
First Citizens BancShares, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                   /s/ KPMG Peat Marwick LLP
                                       KPMG Peat Marwick LLP

Raleigh, North Carolina
July 14, 1998